Trade and other payables	12 Months Ended
Dec. 31, 2021
Trade and other payables.
Trade and other payables

21.Trade and other payables

	2021	2020
	$’000	$'000

Current
Trade payables	342,841	301,813
Deferred revenue*	20,435	2,224
Withholding tax payables	4,517	5,694
Payroll and other related statutory liabilities	53,446	27,476
Other payables	78,193	72,286
	499,432	409,493

Non-current
Other payables	312	9,565
	312	9,565

*      Included in deferred revenue is $2.8 million (2020: $0.6 million) which relates to contract liabilities. The contract liabilities relating to December 31, 2020 were fully recognized in revenue during the year end December 31, 2021.

The non-current other payables for the year ended December 31, 2020 relate to the contingent consideration due in February 2022 as a result of the IHS Kuwait Limited business combination in February 2020. For the year ended December 31, 2021 this was remeasured, refer to note 9.